Jacob Funds II (the “Trust”)
(formerly, PineBridge Mutual Funds)

Supplement dated November 9, 2012

to the

Jacob Micro Cap Growth Fund
(formerly, PineBridge US Micro Cap Growth Fund)
Jacob Small Cap Growth Fund II
(formerly, PineBridge US Small Cap Growth Fund)
(each a “Fund” and together, the “Funds”)

Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2012, as supplemented

This supplement serves as notification of the following changes to, and additional information for, the Trust’s Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

1.      Effective October 17, 2012, Ryan I. Jacob replaced Jamie Cuellar as Portfolio Manager of the Funds.  Accordingly, all references to Mr. Cuellar in the Prospectus and SAI are removed.  In addition, the information below supplements the current information in the Trust’s Prospectus and SAI.

The information with respect to the “Portfolio Managers” section under the heading “Management” in each Fund’s Summary Section is replaced as follows:

Portfolio Manager.  Ryan I. Jacob is a Lead Portfolio Manager at Jacob Asset Management of New York LLC (“Adviser”).  He is primarily responsible for the day-to-day management of the Jacob Micro Cap Growth Fund and Jacob Small Cap Growth Fund II and has managed the Funds since October 17, 2012.

The biographical information in the “Portfolio Managers” section beginning on page 36 of the Prospectus is supplemented as follows:

Ryan I. Jacob
Portfolio Manager of the Jacob Micro Cap Growth Fund and Jacob Small Cap Growth Fund II sinceOctober 2012
Education: Bachelor of Science in Finance, Drexel University
Industry Experience: 20 years
Years with Adviser: 13 years
Previous Investment Experience: 1999 – Present, Adviser - Chairman and Chief Executive Officer; December 1997 – June 1999, The Internet Fund, Inc. - Chief Portfolio Manager; 1994 – August 1998, Horizon Asset Management - Analyst

The following table shows the number of other accounts managed by Mr. Jacob and the total assets in the accounts managed within various categories as of October 24, 2012.  This information supplements the table under “Portfolio Mangers” on page 40 of the SAI.

	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Ryan I. Jacob
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$45,000,000	0	$0

The information under “Compensation” on page 41 of the SAI is supplemented as follows:

Mr. Jacob receives distributions as a principal of the Adviser and does not receive compensation in the form of a salary or bonus.

The following table provides information with respect to securities owned in the Funds by Mr. Jacob as of October 24, 2012.  This information supplements the table under “Securities Owned in the Funds by Portfolio Managers” on page 42 of the SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Jacob Micro Cap Growth Fund	Dollar Range of Equity Securities in the Jacob Small Cap Growth Fund II
Ryan I. Jacob	$0	$0

2.  At a meeting held on August 29, 2012, the Board of Trustees (“Board”) accepted the resignation of George Hornig as Trustee of the Trust and elected Ryan I. Jacob to serve as Trustee of the Trust.  The Board also accepted the resignations of Robin Thorn, Ryan I. Jacob, Eric Metallo and Francis J. Alexander respectively, as President, Vice President, Secretary and Assistant Treasurer of the Trust with respect to the Funds. Further, the Board elected Ryan I. Jacob, Francis J. Alexander and Shane Morris, respectively, to serve as President, Treasurer and Secretary of the Trust.  The Board also accepted the resignation of Nicholas Denton-Clark as the Trust’s Anti-Money Laundering Officer and elected Shane Morris to serve as the Anti-Money Laundering Officer of the Trust.  Accordingly, all references to George Hornig, Robin Thorn and Eric Metallo are removed.  The following biographical information for Mr. Jacob is included in the table beginning on page 30 of the Trust’s SAI, and the following biographical information for Mr. Alexander and Mr. Morris is included in the table beginning on page 35 of the Trust’s SAI.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held By Trustee During Past Five Years
Interested Trustee:
Ryan I. Jacob(3) Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 42	Director, President with respect to the Jacob Micro Cap Growth Fund and the Jacob Small Cap Growth Fund II	Since 2012	Chairman and Chief Executive Officer of the Adviser since 1999; Chief Portfolio Manager of The Internet Fund, Inc. from December 1997 – June 1999; Analyst for Horizon Asset Management, 1994 – August 1998.	2	None
Officers:
Francis J. Alexander(4) Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 68	Treasurer	Since 2012
Member of the Adviser and portfolio manager of the Internet Fund since 1999, Director of the Internet Fund, 1999 – October 2003; President, Alexander Capital Management, Inc., 1985-Present; Managing Member, ACMG, LLC (registered investment adviser), October 1999 to December 2003; Director and portfolio manager, 1998 – March 2002, chairman of investment committee, March 1999 – March 2002, Lepercq, de Neuflize & Co. Inc. (financial services company in investment advisory and broker dealer business).
				N/A	N/A

Shane Morris(4) Jacob Asset Management 653 Manhattan Beach Blvd. #J, Manhattan Beach, CA 90266 Age: 35	Secretary and Anti- Money Laundering Compliance Officer	Since 2012	Operations Manager for the Adviser since July 2008; Writer, Walt Disney Animation Studios, October 2007 – July 2008; Operations Manager for the Adviser, February 2002 – October 2007.	N/A	N/A
__________________________

(1)	Each Director holds office during the lifetime of the Trust, until his termination, or until the election and qualification of his successor.

(2)	The “Fund Complex” consists of all registered investment companies within the Trust for which the Adviser serves as investment adviser (currently two Funds).

(3)	Ryan I. Jacob is deemed to be an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

(4)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

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Please retain this supplement for future reference.